UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest reported): May 19, 2005

                          STRONGHOLD TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)

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
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            Nevada                      333-54822                   22-3762832
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(State or Other Jurisdiction of (Commission File Number) (IRS Employer Identification No.)
Incorporation or Organization)
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                     106 Allen Road, Basking Ridge, NJ 07920
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (908) 903-1195

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Robert Nawy has resigned as the Chief Financial Officer of Stronghold Technologies, Inc. (the "Company") pursuant to a resignation letter from Mr. Nawy to the Board of Directors of the Company dated May 19, 2005. Mr. Nawy's resignation as Chief Financial Officer was effective on May 19, 2005. Christopher Carey, the Company's Chief Executive Officer, will serve as Acting Chief Financial Officer until such time that a new Chief Financial Officer is engaged.

In addition, on May 19, 2005, Robert J. Corliss and William Lenahan, directors of the Company and members of the audit, compensation and governance/nominating committees, resigned from all positions with the Company effective May 19, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     STRONGHOLD TECHNOLOGIES, INC.



Date: May 24, 2005                          By:/s/Christopher Carey
                                               --------------------
                                            Name: Christopher Carey
                                            Title: CEO